Exhibit 99.1

Jupiter Wellness Issues Letter to Stockholders

Dear Fellow Stockholders,

Jupiter Wellness, Inc. (“Jupiter”, or the “Company”), has, we believe, accomplished big things since it became publicly traded on November 1, 2020. Our definitive agreement to acquire Next Frontier Pharmaceuticals, Inc. (the “Proposed Next Frontier Pharmaceuticals Acquisition”), however, will, we believe, transform Jupiter into a leading pharmaceutical cannabinoid company with:

●	One of four FDA approved cannabinoid drugs in the world – the only one approved in the United States and the only one based on Tetrahydrocannabinol (“THC”);
●	Nine new drug indications in our clinical pipeline;
●	A dozen patents issued and pending;
●	A fully licensed and certified (DEA/FDA/cGMP), 83,000 square foot synthetic cannabinoid manufacturing facility producing active pharmaceutical ingredients (“APIs”) and with capacity to manufacture products from preclinical to commercial scale; and
●	A highly experienced management team with a solid track rack record of success in pharmaceuticals and healthcare

We expect that the Proposed Next Frontier Pharmaceuticals Acquisition will fit very well with our mission and presents strategic alignment with therapeutic areas we know well. We believe the transaction is the best option at this time to create a stronger Jupiter and to deliver medicines to patients as a means to create long-term value for our fellow stockholders. We are excited about this strategic option, which is based on, we believe, compelling science focused on medicines that have the potential to become transformational and look forward to presenting it to our stockholders for approval.

We believe the Proposed Next Frontier Pharmaceuticals Acquisition will deliver compelling value to all Jupiter stockholders. We anticipate that the transaction will deliver:

1)	Anticipated revenue generation from both organic and synthetic cannabinoids

We believe near-term gross revenues will continue to be generated by New Frontier Pharmaceuticals from contract manufacturing of synthetic cannabinoids for domestic pharmaceutical customers.

2)	U.S. FDA approved SYNDROS®, which treats chemotherapy induced nausea and vomiting and HIV/AIDS-related cachexia, is one of only four FDA approved cannabinoids worldwide and the only one that is U.S.-based and the only one based on THC.

Next Frontier Pharmaceuticals currently is in the process of completing FDA regulatory filings and post approval studies for SYNDROS®, which will continue through 2022, and intends to relaunch the product commercially thereafter. Jupiter plans to develop derivatives of SYNDROS for larger mainstream indications, including possibly such areas as pain, inflammation, sleep, and dementia.

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3)	Leases and operates a revenue-generating 83,000 square foot synthetic cannabinoid manufacturing facility in Texas licensed by the U.S. DEA to manufacture Schedule I to III controlled substances with an exemption to export.

Certified by the FDA and cGMP compliant, the facility currently operates as a contract manufacturer of synthetic cannabinoid active pharmaceutical ingredients (APIs) for export to serve what New Frontier Pharmaceuticals believes is a significant market opportunity for pharmaceutical cannabinoids. With a dedicated staff and a significant investment to date in infrastructure, the leased facility also has a pending license to manufacture psychedelic pharmaceuticals, a burgeoning area of growth, and what Jupiter believes may be a significant market opportunity.

4)	Advancing a planned pipeline of nine clinical development programs for pain, migraines, and other indications

Four dermatologic indications combined with five more for opioid withdrawal, pain, migraine, erectile dysfunction, and nausea and vomiting associated with chemotherapy position the Company, we believe, for development through 505(b)(2) and 505(b)(1) FDA approval pathways and for working through numerous clinical milestones.

5)	Invented and owned, what the Company believes, are seminal organic and synthetic cannabinoid patents

With five patents issued and seven additional patents pending, the Company’s intellectual property portfolio includes multiple patents for THC remediation technologies including two methods for removing THC from hemp extracts using chromatography and two patents that have received notices of allowance including a foundational method of cannabigerol (CBG) synthesis and a unique broad spectrum hemp powder, and several more patents pending surrounding cannabinoid synthesis and cannabis production methodologies.

6)	Next Frontier Pharmaceuticals is led by an experienced management team and board

With executives of Next Frontier Pharmaceuticals, some of whom have Fortune 500 experience and/or a history in pharmaceuticals and cannabinoids, backgrounds include public company management, reporting, and corporate governance experience, and a board of advisors at Next Frontier Pharmaceuticals that includes one executive from GW Pharmaceuticals, a market leading comparable, which, like Next Frontier Pharmaceuticals, is the owner of one of only four FDA approved cannabinoids.

7)	We believe the Proposed Next Frontier Pharmaceuticals Acquisition will advance the Jupiter indications

We believe the access to Next Frontier Pharmaceuticals’ synthetic cannabinoid intellectual property and its state of the art manufacturing facility will advance the Jupiter indications.

We believe the Proposed Next Frontier Pharmaceuticals Acquisition presents an opportunity to protect and maximize long-term value creation for Jupiter and stockholders. Our objective is to grow Jupiter through this Proposed Next Frontier Pharmaceuticals Acquisition and to advance our previous existing business plan.

We invite our stockholders to reach out to us with any questions about the Next Frontier Pharmaceuticals Acquisition. We have attached our pro forma corporate presentation for more information on the combined company. Questions can be emailed to info@jupiterwellness.com or you may call us at 561-462-2700.

Thank you for your continued support and we greatly look forward to 2022.

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Sincerely,

Brian John

Chief Executive Officer

Jupiter Wellness, Inc.

Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, Inc., including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to protect its growth, and for the proposed acquisition to provide long-term growth opportunities to create value for stockholders. Other statements are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on Jupiter Wellness and Next Frontier Pharmaceuticals’ current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness’ and Next Frontier Pharmaceuticals’ ability to complete the proposed acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of intra-corporate litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for Jupiter Wellness business following the consummation of the proposed acquisition, including the uncertainty of expected future regulatory filings, financial performance and results of Jupiter Wellness following completion of the proposed acquisition; Next Frontier Pharmaceuticals’ dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that Jupiter Wellness may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that Jupiter Wellness may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of Jupiter Wellness’ common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness’ common stock could decline; potential litigation associated with the proposed acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on Jupiter Wellness’, following consummation of the proposed acquisition, ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives, and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jupiter Wellness is not currently aware may also affect each of Jupiter Wellness and Next Frontier Pharmaceuticals’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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Additional Information and Where to Find It

In connection with the proposed transaction, Jupiter Wellness intends to file a proxy and registration statement with the SEC and may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to stockholders of Jupiter Wellness. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE PROPOSED NEXT FRONTIER PHARMACETUICALS ACQUISITIONS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jupiter Wellness, Next Frontier Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jupiter Wellness will be available free of charge on Jupiter Wellness’ website at www.jupiterwellness.com.

Participants in the Solicitation

Jupiter Wellness, Next Frontier Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Jupiter Wellness’ security holders in connection with the proposed transaction. Information about Jupiter Wellness’ directors and executive officers is set forth in Jupiter Wellness’ proxy statement on Schedule 14A for its 2021 Annual General Meeting, which was filed with the SEC on November 3, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jupiter Wellness security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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